EXHIBIT 99.1

TEPPCO Partners, L.P.				Exhibit A
Financial Highlights – UNAUDITED
($ in millions, except per unit amounts)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Operating Revenues:
Sales of petroleum products	$2,029.9	$4,025.6	$5,053.2	$10,676.8
Transportation – Refined Products	42.6	42.2	119.6	123.6
Transportation – LPGs	16.6	16.3	72.4	68.6
Transportation – Crude Oil	15.9	15.8	53.0	48.5
Transportation – NGLs	14.6	12.6	40.7	38.2
Transportation – Marine	45.8	46.0	126.4	119.6
Gathering – Natural Gas	12.6	14.6	40.6	42.8
Other	27.3	32.6	70.2	76.6
Total operating revenues	2,205.3	4,205.7	5,576.1	11,194.7
Costs and expenses:
Purchases of petroleum products	1,993.1	3,989.5	4,931.9	10,571.8
Operating expenses	172.0	80.8	315.2	201.2
Operating fuel and power	17.1	25.9	54.7	76.4
General and administrative costs	15.1	10.8	40.9	30.6
Depreciation and amortization	35.7	32.1	105.5	92.2
Taxes – other than income taxes	4.4	6.7	18.4	19.8
Total costs and expenses	2,237.4	4,145.8	5,466.6	10,992.0
Operating income	(32.1)	59.9	109.5	202.7
Interest expense	(33.0)	(34.3)	(97.4)	(105.9)
Equity in earnings of unconsolidated affiliates	23.9	22.1	36.8	63.2
Other, net	0.2	0.4	1.2	1.8
Income (loss) before provision for income taxes	(41.0)	48.1	50.1	161.8
Provision for income taxes	(1.1)	(1.1)	(2.8)	(2.9)
Net income (loss)	$(42.1)	$47.0	$47.3	$158.9

Net Income (Loss) Allocated to:
Limited Partners	$(35.0)	$39.0	$39.3	$132.1
General Partner	(7.1)	8.0	8.0	26.8
Total Net Income (Loss) Allocated	$(42.1)	$47.0	$47.3	$158.9

Basic and Diluted Net Income (Loss) Per Limited Partner Unit	$(0.33)	$0.40	$0.37	$1.39

Weighted Average Number of Limited Partner Units	104.9	97.3	104.8	95.1

Adjusted EBITDA
Net income (loss)	$(42.1)	$47.0	$47.3	$158.9
Provision for income taxes	1.1	1.1	2.8	2.9
Noncash impairment charge	22.3	--	24.6	--
Interest expense	33.0	34.3	97.4	105.9
Depreciation and amortization (D&A)	35.7	32.1	105.5	92.2
Loss on forfeiture of investment in Texas Offshore Port System	--	--	34.2	--
Amortization of excess investment in joint ventures	1.0	1.3	3.7	3.8
TEPPCO’s pro-rata percentage of joint venture
interest expense, D&A and impairment	14.5	13.3	43.0	38.6
Adjusted EBITDA	$65.5	$129.1	$358.5	$402.3

TEPPCO Partners, L.P.						Exhibit B
Business Segment Data – UNAUDITED
Three Months Ended September 30, 2009
($ in millions)

				Marine	Intersegment
	Downstream	Midstream	Upstream	Services	Eliminations	Consolidated

Operating revenues	$93.8	$31.0	$2,034.2	$46.3	$--	$2,205.3
Purchases of petroleum products	15.7	--	1,977.4	--	--	1,993.1
Operating expenses	85.4	7.9	52.8	25.9	--	172.0
Operating fuel and power	6.4	3.0	1.6	6.1	--	17.1
General and administrative	6.6	4.2	3.3	1.0	--	15.1
Depreciation and amortization (D&A)	12.1	9.4	7.2	7.0	--	35.7
Taxes – other than income taxes	0.9	0.7	1.8	1.0	--	4.4
Operating income (loss)	(33.3)	5.8	(9.9)	5.3	--	(32.1)
Equity in earnings (losses) of unconsolidated affiliates	(2.7)	25.4	1.2	--	--	23.9
Other, net	0.1	--	0.1	--	--	0.2
Income (loss) before interest	(35.9)	31.2	(8.6)	5.3	--	(8.0)
Depreciation and amortization	12.1	9.4	7.2	7.0	--	35.7
Noncash impairment charge	20.2	--	--	2.1	--	22.3
Amortization of excess investment in joint ventures	0.8	0.1	0.1	--	--	1.0
TEPPCO’s pro-rata percentage of joint venture interest expense, D&A and impairment	2.5	9.1	2.9	--	--	14.5
Adjusted EBITDA	$(0.3)	$49.8	$1.6	$14.4	$--	$65.5
Provision for income taxes						(1.1)
Noncash impairment charge						(22.3)
Depreciation and amortization						(35.7)
Interest expense						(33.0)
Amortization of excess investment in joint ventures						(1.0)
TEPPCO’s pro-rata percentage of joint venture interest expense, D&A and impairment						(14.5)
Net income (loss)						$(42.1)

Reconciliation of Equity in earnings (losses) of unconsolidated affiliates to Adjusted JV EBITDA:

Equity in earnings (losses) of unconsolidated affiliates	$(2.7)	$25.4	$1.2	$--	$--	$23.9
Amortization of excess investment in joint ventures	0.8	0.1	0.1	--	--	1.0
TEPPCO’s pro-rata percentage of joint venture interest expense , D&A, and impairment	2.5	9.1	2.9	--	--	14.5
Adjusted JV EBITDA	$0.6	$34.6	$4.2	$--	$--	$39.4

TEPPCO Partners, L.P.						Exhibit B
Business Segment Data – UNAUDITED						(Continued)
Three Months Ended September 30, 2008
($ in millions)

				Marine	Intersegment
	Downstream	Midstream	Upstream	Services	Eliminations	Consolidated

Operating revenues	$97.1	$30.3	$4,032.4	$46.0	$(0.1)	$4,205.7
Purchases of petroleum products	12.9	--	3,976.8	--	(0.2)	3,989.5
Operating expenses	38.2	6.7	17.7	18.2	--	80.8
Operating fuel and power	8.8	4.8	2.1	10.2	--	25.9
General and administrative	4.2	2.2	2.1	2.3	--	10.8
Depreciation and amortization (D&A)	10.7	10.0	5.1	6.3	--	32.1
Taxes – other than income taxes	3.5	0.8	1.7	0.7	--	6.7
Operating income	18.8	5.8	26.9	8.3	0.1	59.9
Equity in earnings (losses) of unconsolidated affiliates	(2.3)	21.8	2.7	--	(0.1)	22.1
Other, net	0.2	0.1	0.1	--	--	0.4
Income before interest	16.7	27.7	29.7	8.3	--	82.4
Depreciation and amortization	10.7	10.0	5.1	6..3	--	32.1
Amortization of excess investment in joint ventures	1.1	--	0.2	--	--	1.3
TEPPCO’s pro-rata percentage of joint venture interest expense and D&A	2.5	9.0	1.8	--	--	13.3
Adjusted EBITDA	$31.0	$46.7	$36.8	$14.6	$--	$129.1
Provision for income taxes						(1.1)
Depreciation and amortization						(32.1)
Interest expense						(34.3)
Amortization of excess investment in joint ventures						(1.3)
TEPPCO’s pro-rata percentage of joint venture interest expense and D&A						(13.3)
Net income						$47.0

Reconciliation of Equity in earnings (losses) of unconsolidated affiliates to Adjusted JV EBITDA:

Equity in earnings (losses) of unconsolidated affiliates	$(2.3)	$21.8	$2.7	$--	$(0.1)	$22.1
Amortization of excess investment in joint ventures	1.1	--	0.2	--	--	1.3
TEPPCO’s pro-rata percentage of joint venture interest expense and D&A	2.5	9.0	1.8	--	--	13.3
Adjusted JV EBITDA	$1.3	$30.8	$4.7	$--	$(0.1)	$36.7

TEPPCO Partners, L.P.						Exhibit B
Business Segment Data – UNAUDITED						(Continued)
Nine Months Ended September 30, 2009
($ in millions)

				Marine	Intersegment
	Downstream	Midstream	Upstream	Services	Eliminations	Consolidated

Operating revenues	$276.2	$91.1	$5,082.0	$126.9	$(0.1)	$5,576.1
Purchases of petroleum Products	34.9	--	4,898.2	--	(1.2)	4,931.9
Operating expenses	141.0	24.9	84.0	65.3	--	315.2
Operating fuel and power	24.4	8.7	5.5	16.1	--	54.7
General and administrative	16.6	12.0	8.4	3.9	--	40.9
Depreciation and amortization (D&A)	36.9	29.2	19.5	19.9	--	105.5
Taxes – other than income taxes	7.8	2.2	5.5	2.9	--	18.4
Operating income	14.6	14.1	60.9	18.8	1.1	109.5
Equity in earnings (losses) of unconsolidated affiliates	(10.1)	74.8	(26.8)	--	(1.1)	36.8
Other, net	0.6	--	0.6	--	--	1.2
Income before interest	5.1	88.9	34.7	18.8	--	147.5
Depreciation and amortization	36.9	29.2	19.5	19.9	--	105.5
Noncash impairment charge	22.5	--	--	2.1	--	24.6
Loss on forfeiture of investment in Texas Offshore Port System (TOPS)	--	--	34.2	--	--	34.2
Amortization of excess investment in joint ventures	2.9	0.3	0.5	--	--	3.7
TEPPCO’s pro-rata percentage of joint venture interest expense, D&A and impairment	7.6	28.9	6.5	--	--	43.0
Adjusted EBITDA	$75.0	$147.3	$95.4	$40.8	$--	$358.5
Provision for income taxes						(2.8)
Noncash impairment charge						(24.6)
Depreciation and amortization						(105.5)
Interest expense						(97.4)
Loss on forfeiture of investment in TOPS						(34.2)
Amortization of excess investment in joint ventures						(3.7)
TEPPCO’s pro-rata percentage of joint venture interest expense, D&A and impairment						(43.0)
Net income						$47.3

Reconciliation of Equity in earnings (losses) of unconsolidated affiliates to Adjusted JV EBITDA:

Equity in earnings (losses) of unconsolidated affiliates	$(10.1)	$74.8	$(26.8)	$--	$(1.1)	$36.8
Loss on forfeiture of investment in TOPS	--	--	34.2	--	--	34.2
Amortization of excess investment in joint ventures	2.9	0.3	0.5	--	--	3.7
TEPPCO’s pro-rata percentage of joint venture interest expense D&A and impairment	7.6	28.9	6.5	--	--	43.0
Adjusted JV EBITDA	$0.4	$104.0	$14.4	$--	$(1.1)	$117.7

TEPPCO Partners, L.P.						Exhibit B
Business Segment Data – UNAUDITED						(Continued)
Nine Months Ended September 30, 2008
($ in millions)

				Marine	Intersegment
	Downstream	Midstream	Upstream	Services	Eliminations	Consolidated

Operating revenues	$271.2	$91.0	$10,713.0	$119.6	$(0.1)	$11,194.7
Purchases of petroleum products	21.1	--	10,554.9	--	(4.2)	10,571.8
Operating expenses	95.6	16.1	43.7	45.8	--	201.2
Operating fuel and power	29.8	13.0	5.7	27.9	--	76.4
General and administrative	12.4	7.5	6.6	4.1	--	30.6
Depreciation and amortization (D&A)	31.5	29.6	14.8	16.3	--	92.2
Taxes – other than income taxes	10.2	2.3	5.4	1.9	--	19.8
Operating income	70.6	22.5	81.9	23.6	4.1	202.7
Equity in earnings (losses) of unconsolidated affiliates	(10.1)	67.5	9.9	--	(4.1)	63.2
Other, net	0.7	0.3	0.8	--	--	1.8
Income before interest	61.2	90.3	92.6	23.6	--	267.7
Depreciation and amortization	31.5	29.6	14.8	16.3	--	92.2
Amortization of excess investment in joint ventures	3.2	0.1	0.5	--	--	3.8
TEPPCO’s pro-rata percentage of joint venture interest expense and D&A	7.8	25.5	5.3	--	--	38.6
Adjusted EBITDA	$103.7	$145.5	$113.2	$39.9	$--	$402.3
Provision for income taxes						(2.9)
Depreciation and amortization						(92.2)
Interest expense						(105.9)
Amortization of excess investment in joint ventures						(3.8)
TEPPCO’s pro-rata percentage of joint venture interest expense and D&A						(38.6)
Net income						$158.9

Reconciliation of Equity in earnings (losses) of unconsolidated affiliates to Adjusted JV EBITDA:

Equity in earnings (losses) of unconsolidated affiliates	$(10.1)	$67.5	$9.9	$--	$(4.1)	$63.2
Amortization of excess investment in joint ventures	3.2	0.1	0.5	--	--	3.8
TEPPCO’s pro-rata percentage of joint venture interest expense and D&A	7.8	25.5	5.3	--	--	38.6
Adjusted JV EBITDA	$0.9	$93.1	$15.7	$--	$(4.1)	$105.6

TEPPCO Partners, L.P.	Exhibit C
Condensed Statements of Cash Flows– UNAUDITED
($ in millions)

	Nine Months Ended
	September 30, 2009
	2009	2008

Cash Flows from Operating Activities:
Net income	$47.3	$158.9
Equity in earnings (losses) of unconsolidated affiliates	(36.8)	(63.2)
Distributions received from unconsolidated affiliates	121.6	119.0
Loss on early extinguishment of debt	--	8.7
Depreciation, working capital and other	153.9	71.6
Net Cash Provided by Operating Activities	286.0	295.0

Cash Flows from Operating Activities:
Cash used for business combinations	(50.0)	(351.9)
Cash paid for linefill on assets owned	(0.7)	(11.5)
Cash proceeds from asset sales	1.5	--
Acquisition of intangible assets	(1.4)	(0.3)
Investment in Jonah Gas Gathering Company	(21.2)	(94.9)
Investment in Texas Offshore Port System	1.7	--
Investment in Centennial Pipeline Company	(2.5)	--
Capital expenditures (1)	(217.2)	(215.1)
Net Cash Used in Investing Activities	(289.8)	(673.7)

Cash Flows from Operating Activities:
Borrowings under debt agreements	1,144.9	3,848.9
Repayments of debt	(869.9)	(3,442.7)
Net proceeds from issuance of limited partner units	3.5	271.3
Acquisition of treasury units	(0.1)	--
Settlement of interest rate derivative instruments – treasury locks	--	(52.1)
Debt issuance costs	(0.2)	(9.8)
Distributions paid to partners	(274.4)	(236.8)
Net Cash Provided by Financing Activities	3.8	378.8
Net Change in Cash and Cash Equivalents	--	0.1
Cash and Cash Equivalents – January 1	--	--
Cash and Cash Equivalents – September 30	$--	$0.1

Non-cash investing activities:
Payable to Enterprise Gas Processing, LLC for spending for Phase V expansion
of Jonah Gas Gathering Company	$--	$1.3
Liabilities for construction work in progress	$11.9	$8.6
Non-cash financing activities:
Issuance of Units in Cenac acquisition	$--	$186.6
Supplemental Information:
Interest paid (net of capitalized interest)	$85.9	$81.9

(1) Includes capital expenditures for maintaining existing operations of $28.7 million in 2009 and $41.9 million in 2008.

TEPPCO Partners, L.P.	Exhibit D
Condensed Balance Sheets– UNAUDITED
($ in millions)

	September 30,	December 31,
	2009	2008

Assets
Current assets
Cash and cash equivalents	$--	$--
Other	1,195.7	907.6
Total current assets	1,195.7	907.6
Property, plant and equipment – net	2,594.0	2,439.9
Intangible assets (1)	188.1	207.7
Investments in unconsolidated affiliates	1,196.2	1,255.9
Goodwill	105.3	106.6
Other assets	118.1	132.1
Total assets	$5,397.4	$5,049.8

Liabilities and Partners’ Capital
Total current liabilities	$1,165.6	$900.0
Total current liabilities	1,165.6	900.0
Senior Notes (2)	1,709.7	1,713.3
Junior Subordinated Notes	299.6	299.6
Other long-term debt	791.7	516.7
Other non-current liabilities	55.0	28.7
Partners’ capital
Accumulated other comprehensive loss	(41.5)	(45.8)
General partner’s interest (3)	(148.9)	(110.3)
Limited partners’ interests	1,566.2	1,747.6
Total partners’ capital	1,375.8	1,591.5
Total liabilities and partners’ capital	$5,397.4	$5,049.8

(1) Includes the value of long-term service agreements between TEPPCO and its customers.
(2) Includes $14.1 and $18.1 million at September 30, 2009 and December 31, 2008, respectively, related to fair value hedges.
(3) Amount does not represent a future financial commitment by the General Partner to make a contribution to TEPPCO.

TEPPCO Partners, L.P.				Exhibit E
Operating Data – UNAUDITED
(In Millions, Except as Noted)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Downstream Segment:
Barrels Delivered
Refined Products	38.0	41.2	114.6	121.6
LPGs	6.2	6.7	25.4	26.3
Total	44.2	47.9	140.0	147.9

Average Tariff Per Barrel
Refined Products	$1.12	$1.03	$1.04	$1.02
LPGs	2.68	2.43	2.86	2.61

Average System Tariff Per Barrel	$1.34	$1.22	$1.37	$1.30

Upstream Segment:
Margins/Revenues:
Crude oil transportation revenue	$21.4	$25.6	64.4	$73.1
Crude oil marketing margin	22.2	17.2	80.0	53.1
Crude oil terminaling revenue	6.3	4.7	19.9	13.1
Lubrication Services, LLC (LSI) margin	2.8	4.2	8.6	9.9
Total Margins/Revenues	$52.7	$51.7	$172.9	$149.2

Reconciliation of Margins/Revenues to Operating Income (Loss):
Sales of petroleum products	$2,014.2	$4,012.7	$5,018.1	$10,655.6
Transportation – Crude oil	15.9	15.8	53.0	48.5
Purchases of petroleum products	(1,977.4)	(3,976.8)	(4,898.2)	(10,554.9)
Total Margins/Revenues	52.7	51.7	172.9	149.2
Other operating revenues	4.1	3.9	10.9	8.9
Operating expenses	(52.8)	(17.7)	(84.0)	(43.7)
Operating fuel and power	(1.6)	(2.1)	(5.5)	(5.7)
General and administrative	(3.3)	(2.1)	(8.4)	(6.6)
Depreciation and amortization	(7.2)	(5.1)	(19.5)	(14.8)
Taxes – other than income taxes	(1.8)	(1.7)	(5.5)	(5.4)
Operating income (loss)	$(9.9)	$26.9	$60.9	$81.9

Total barrels
Crude oil transportation	26.8	26.5	84.5	83.7
Crude oil marketing (1)	45.2	48.4	132.4	135.6
Crude oil terminaling	49.8	41.7	147.4	114.6

Lubrication oil volume (total gallons):	5.5	6.3	15.9	14.1

Margin/average tariff per barrel:
Crude oil transportation	$0.797	$0.967	$0.763	$0.873
Crude oil terminaling	0.127	0.114	0.135	0.115

Lubrication oil margin (per gallon):	$0.519	$0.669	$0.543	$0.707

(1)  The 2008 amounts, previously disclosed as 67.1 million and 186.3 million for the three months and nine months ended September 30, 2008, respectively, have been adjusted to exclude inter-region transfers, which are transfers among TEPPCO Crude Oil, LLC’s various geographically managed regions.

TEPPCO Partners, L.P.				Exhibit E
Operating Data – UNAUDITED				(Continued)
(In Millions, Except as Noted)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Midstream Segment:
Gathering – Natural Gas – Jonah
Bcf	194.4	184.1	589.6	524.7
Btu (in trillions)	214.0	202.5	650.1	579.7
Average fee per MMBtu	$0.244	$0.228	$0.239	$0.231

Gathering – Natural Gas – Val Verde
Bcf	41.4	43.9	130.3	123.7
Btu (in trillions)	37.9	39.4	118.2	110.4
Average fee per MMBtu	$0.333	$0.371	$0.344	$0.388

Transportation - NGLs
Total barrels (includes lease barrels)	18.2	17.1	52.7	55.5
Average rate per barrel	$0.886	$0.810	$0.852	$0.763

Fractionation – NGLs
Total barrels	1.0	1.1	2.8	3.2
Average rate per barrel	$2.326	$1.785	$1.985	$1.742

Natural Gas Sales
Btu (in trillions)	0.7	1.1	2.3	3.9
Average fee per MMBtu	$2.71	$5.88	$2.85	$7.06

Sales – Condensate
Total barrels (thousands)	1.7	1.9	47.9	62.3
Average rate per barrel	$60.37	$105.56	$32.68	$84.07

TEPPCO Partners, L.P.				Exhibit E
Operating Data – UNAUDITED				(Continued)
(In Millions, Except as Noted)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Marine Services Segment:
Number of tow boats (inland / offshore) (1)	65 / 6	45 / 6	65 / 6	45 / 6
Number of tank barges (inland / offshore) (1)	140 / 8	103 / 8	140 / 8	103 / 8
Fleet available days (in thousands) (2)	17.3	14.7	46.8	36.3
Fleet operating days (in thousands) (3)	15.2	13.5	41.2	33.5
Fleet utilization (4)	88%	92%	88%	92%
Gross margin	$16.4	$17.6	$47.6	$45.9
Average daily rate (in thousands)	$1.08	$1.30	$1.16	$1.37

Reconciliation of Marine Gross Margin to Operating Income:
Transportation - Marine	$46.3	$46.0	$126.9	$119.6
Noncash impairment charge	2.1	--	2.1	--
Operating expense	(25.9)	(18.2)	(65.3)	(45.8)
Operating fuel and power	(6.1)	(10.2)	(16.1)	(27.9)
Gross margin	16.4	17.6	47.6	45.9
Noncash impairment charge	(2.1)	--	(2.1)	--
General and administrative	(1.0)	(2.3)	(3.9)	(4.1)
Depreciation and amortization	(7.0)	(6.3)	(19.9)	(16.3)
Taxes – other than income taxes	(1.0)	(0.7)	(2.9)	(1.9)
Operating income	$5.3	$8.3	$18.8	$23.6

Average daily rate:
Gross margin	$16.4	$17.6	$47.6	$45.9
Fleet operating days (in thousands)	15.2	13.5	41.2	33.5
Average daily rate ( in thousands)	$1.08	$1.30	$1.16	$1.37

(1) Amounts represent equipment that has neither been licensed or certified and available for use.
(2) The aggregate number of calendar days in a period during which each vessel in our fleet has been owned by us less the aggregate number of days in a period that our vessels are not operating due to scheduled or unscheduled maintenance and repairs.
(3) Fleet available days less the aggregate number of days that our vessels are off-hire in a period.
(4) Fleet operating days divided by fleet available days.